                                                          EXHIBIT 10.13

                               DATED 4 July 1986



                      ELECTRICITY SUPPLY NOMINEES LIMITED


                                     -and-


                        JOHN ADAMS ELECTRONICS LIMITED




                                  L E A S E
                                  ---------

                                     of

                              Unit No. 1, Block B,
                        The Fleming Centre Fleming Way
                              Crawley West Sussex




(2528B)

Property & Lease ID: LP1564003                                  COUNTERPART/

                          MEMORANDUM OF REVIEWED RENT
                          ---------------------------

DATE OF LEASE                                                   4 July 1986
                                                              ..................

                          Unit Number 1 Block B and 30 Car Park Spaces
PREMISES DEMISED................................................................

                          The Fleming Centre Fleming Way Crawley West Sussex
 ................................................................................

                          Electricity Supply Nominees Ltd
PARTIES-LANDLORD:...............................................................

                          John Adams Electronics Ltd
        TENANTS(S):.............................................................

        ........................................................................

        SURETY(IES):............................................................

                          The Norwich Union Life Insurance Society

PRESENT LANDLORD................................................................
(where Lease assigned)

                          Rapiscan Security Products Ltd
PRESENT TENANT(S)...............................................................
(where Lease assigned)

 ................................................................................

                          International Aeradio Ltd

SURETY(IES).....................................................................

THE RENT PAYABLE UNDER THE ABOVE MENTIONED LEASE HAS BEEN REVIEWED UNDER THE
                                                                   94,000.00pa
PROVISIONS THEREOF AND THE PRINCIPAL RENT REMAINS THE SAME AT (pounds)..........

(Ninety four thousand pounds per annum)
 ................................................................................
                                   25 March 1996

UNTIL NEXT REVIEW, WITH EFFECT FROM.............................................



                                       .........................................
                                       BY/FOR AND ON BEHALF OF THE TENANT
                                       Rapiscan Security Products Ltd
                                       .........................................

SIGNATURE ILLEGIBLE
 ....................................

HEAD-NUIM PROPERTY (DOCUMENTATION)     /S/  A.S. CRANE
 ....................................   .........................................
FOR AND ON BEHALF OF THE LANDLORD      BY/FOR AND ON BEHALF OF THE SURETY(IES)*
                                       International Aeradio Ltd

Date August 16th 1996                  /s/  D.L.H  STEEDS
 ....................................   .........................................

A RENT REVIEW MEMORANDUM TO BE ATTACHED TO A LEASE DATED THE 4TH DAY OF JULY 1986 AND MADE BETWEEN ELECTRICITY SUPPLY NOMINEES LIMITED (1) AND JOHN ADAMS ELECTRONICS LIMITED (2)

________________________________________________________________________________

Premises know as Unit Number 1, Block B, The Fleming Centre, Fleming Way, Crawley, West Sussex
________________________________________________________________________________

IT IS HEREBY AGREED AND DECLARED BETWEEN ELECTRICITY SUPPLY NOMINEES LIMITED whose registered office is at 30 Millbank London SW1P 4RD (being the party remaining entitled to the reversion immediately expectant upon the determination of the term granted by the within written lease) and INTERNATIONAL AERADIO LIMITED whose registered office is at Aeradio House Hayes Road Southall Middlesex UB2 5NJ (being the party now entitled to the benefit of the term granted by the within written lease) that pursuant to Clause 1 of and the Third Schedule to the within written lease the yearly rent reserved by the within written lease is from the 25th day of March 1991 payable at the rate of NINETY FOUR THOUSAND POUNDS ((pounds)94,000)) per annum subject to the provisions for further rent review contained in the within written lease

Dated this 26th day of March 1992


 ....................................
Signed for and on behalf of
ELECTRICITY SUPPLY NOMINEES LIMITED


[SIGNATURE ILLEGIBLE]
 ....................................
Signed for and behalf of
INTERNATIONAL AREADIO LTD

(5629I)

                                   Appendix
                                   --------


By a Licence for Alterations dated 1st December, 1992 made between Electricity Supply Nominees Limited (1) and International Aeradio Plc (2) consent was granted to certain alterations upon the terms and conditions set out therein









                                      9.
(7732I)

                                     INDEX
                                     -----
Clause                      Subject
------                      -------

Particulars              Lease Details

1.   General

     (1)      Interpretation
     (2)      Definitions


2.   Demise

3.   Covenants by the Tenant

     (1)      To pay the Rent

     (2)      To pay interest

     (3)      To pay Value Added Tax

     (4)      To pay outgoings

     (5)      To pay Service Charge

     (6)      As to insurance

     (7)      To comply with statutes

     (8)      As to the Town and Country Planning Acts

     (9)      As to repairs and decoration

     (10)     As to alterations

     (11)     As to signs and advertisements

     (12)     As to user

     (13)     As to dealings

     (14)     New Guarantor

     (15)     To permit entry by Landlord and others

     (16)     As to the payment of certain costs and as to indemnities

     (17)     To comply with further stipulations restrictions and regulations

     (18)     To comply with the provisions of the Relevant Documents


                                      i.

4.   Covenants by the Landlord

     (1)    For quiet enjoyment

     (2)    To provide certain services

     (3)    To insure

     (4)    To make good damage caused by Insured Risks


5.   Provisos

     (1)    Re-entry

     (2)    Cesser of rent

     (3) Demise not to confer rights to enforce covenants against others or to grant further rights

     (4)    Limitation of Landlord's liability for provision of Services

     (5)    No warranty as to the Permitted Use

     (6)    Limitation on Landlord's obligation to insure

     (7)    Service of notices

     (8)    Party Walls

     (9)    As to arbitration in certain events

     (10)   Exclusion of compensation

     (11)   Impossibility of performance of certain covenants


6.   Covenants by Guarantor

The First Schedule       -   Rights Granted

The Second Schedule      -   Exceptions and Reservations

The Third Schedule       -   Rent Review Provisions

The Fourth Schedule      -   Stipulations and Restrictions

The Fifth Schedule       -   Service Charge

The Sixth Schedule       -   Covenants by Guarantor

                                      ii.

                                  PARTICULARS
                                  -----------


     Column 1                             Column 2
     --------                             --------

Date                              the 4th day of July One thousand nine hundred
----                              and eighty-six


the Landlord                      ELECTRICITY SUPPLY NOMINEES LIMITED
------------                      whose registered office is at 30 Millbank
                                  London S.W.1.



the Tenant                        JOHN ADAMS ELECTRONICS LIMITED
----------                        whose registered office is at Aeradio House,
                                  Hayes Road, Southall Middlesex




the Guarantor                     Not Applicable
(if any)
-------------


the Term                          Twenty-five years from (and including) the
--------                          Twenty-fifth day of March One thousand nine
                                  hundred and eighty-six


the Premises                      ALL THAT piece or parcel of land together with
------------                      the building erected thereon or on some part
                                  thereof situate on the Estate (as hereinafter mentioned) known as Unit Number B1 WHICH piece of land is for the purpose of identification only delineated upon the plan annexed hereto and thereon verged in red


The Estate                        ALL THOSE premises known as The Fleming Centre
----------                        situate at Fleming Way, Crawley, West Sussex
                                  and shown for the purpose of identification only upon the plan annexed hereto and thereon verged in blue

                                    iii.

the Initial Rent                  the yearly rent of Sixty-five thousand pounds
----------------                  ((pounds) 65,000) the first payment in respect
                                  of the period from the First day of July One thousand nine hundred and eighty-six to the Twenty-ninth day of September One thousand nine hundred and eighty-six to be made on the date hereof


Review Dates                      the fifth tenth fifteenth and twentieth
------------                      anniversaries of the commencement date of the
                                  Term


Initial Loss                      Three years
of Rent Period
--------------


Number of Parking                 30 parking spaces for private cars
Spaces
-----------------


Internal Decoration               the fifth year of the Term and each subsequent
Year                              fifth year thereafter
-----------------


External Decoration               the third year of the Term and each subsequent
Years                             third year thereafter
-----------------


the Permitted Use                 Light Industrial Use within the meaning of Use
-----------------                 Class III of the Town and Country Planning
                                  (Use Classes) Order 1972 (as enacted at the date thereof) or warehousing use within Class
                                  X of such order (subject to all necessary planning permissions being obtained)


Service Charge                    the proportion which the gross external floor
Proportion                        area of the building comprised in the Premises
--------------                    bears to the total gross external floor are or
                                  all the premises on the Estate (other than those parts thereof ??? for the provision of services for the Estate) let or intended to be

                                      iv.

Service Charge                 the 25th day of March in each year
Accounting Day
--------------

Estate Opening                 the 25th day of March One thousand nine hundred
Date (if any)                  and eighty-six
------------

Service Charge                 the first day of July One thousand nine hundred
Commencement Date              and eighty-six
-----------------

the Relevant                   the deeds and documents specified in the
Documents (if any)             Property and Charges Register of Title Number
-----------------              WSX72441

Quarter Days                   the 25th day of March the 24th day of June the
------------                   29th day of September and the 25th day of
                               December in each year

Stipulated Rate                the rate of Six per centum (6%) per annum above
---------------                the base rate of National Westminster Bank plc
                               for time being in force

                                      v.

THIS LEASE is made on the date first shown in the   [SEAL APPEARS HERE]
Particulars hereto between the Landlord specified in the Particulars of the first part the Tenant specified in the Particulars of the second part and the Guarantor (if any) specified in the Particulars of the third part

NOW THIS DEED WITNESSETH as follows:

INTERPRETATION AND DEFINITIONS
------------------------------

1.   (1)  (a)     WHERE there are at any time two or more persons included
in the expression "Tenant" or the expression "Guarantor" covenants expressed to be made by the Tenant or the Guarantor as the case may be shall be deemed to be made by such persons jointly and severally

     (b) Any reference to any Act or Acts of Parliament or legislation generally shall include any modification extension or re-enactment thereof for the time being in force and shall also include all instruments orders plans regulations bye-laws permissions licences consents notices and directions or other things for the time being made issued or given thereunder or deriving authority therefrom

     (c) Any covenant or obligation by or of the Tenant not to do or omit to be done any act matter or thing shall be deemed to include an obligation not to permit or suffer such act matter or thing to be done or not to permit or suffer the omission of such act matter or thing as the case may be

     (d) The Clause or Paragraph headings or marginal notes and the Index (if any) to this Lease shall not affect the construction thereof

(2) In this Deed the following expressions shall (where the context so admits) have the following meanings:

     (a)  "the Particulars" means the details and descriptions appearing in
           ---------------
the foregoing pages which comprise part of this Lease and the words and expressions in Column 1 of the Particulars shall (subject as hereinafter provided) have the meanings respectively set against them in Column 2 or the Particulars

     (b)  "the Landlord" means the person named as the Landlord in the
           ------------
Particulars and includes any other person for the time being entitled to the reversion immediately expectant upon the determination of the Term

     (c)  "the Tenant" means the person named as the Tenant in the
           ----------
Particulars and includes the successors in title of the Tenant and those deriving title under the Tenant

     (d)  "the Guarantor" means the person (if any) named as the Guarantor
           -------------
in the Particulars or (as the case may require) any other person who shall for the time being have covenanted for the due observance and performance of the tenants covenants contained in this Lease

     (e)  "the Term" means the Term specified in the Particulars and
           --------
includes any statutory extension thereof

     (f)  "the Demised Premises" means the Premises described in the
           --------------------
Particulars and each and every part thereof and all additions and alterations which may be carried out during the Term and all landlord's fixtures and fittings from time to time in or about the same

     (g)  "the Rent" means the Initial Rent specified in the Particulars or
           --------
such greater yearly rent as shall be agreed or determined in accordance with the provisions of the Third Schedule hereto

     (h)  "the Insured Risks" means (subject as hereinafter provided in
           -----------------
this Lease) the risks in respect of loss or damage by fire lightning storm tempest flood explosion impact from vehicles aircraft and articles dropped therefrom riot malicious damage civil commotion earthquake (fire and shock) bursting or overflowing of water tanks apparatus or pipes and such other risks as

                                      2.

the Landlord may from time to time reasonably deem expedient

     (i)  "the Loss of Rent Period" means the Initial Loss of Rent Period
           -----------------------
specified in the Particulars or such other period as the Landlord may from time to time reasonably require (including in each case if applicable any period subsequent to the termination of the Term)

     (j)  "the Parking Spaces" means the number of Parking Spaces (if any) on
           ------------------
the Estate as are specified in the Particulars as shall from time to time be allocated for use by the Tenant by notice in writing given by the Landlord or the Landlord's managing agents to the Tenant

     (k)  "Stipulated Rate" means the Stipulated Rate specified in the
           ---------------
Particulars or if at any time no rate shall be ascertainable under the formula so specified the Stipulated Rate shall be such reasonably equivalent rate of interest as the Landlord and the Tenant shall agree upon or in the absence of agreement within a reasonable time of the occasion for such agreement arising the matter shall be referred for determination by a single arbitrator pursuant to the Arbitration Acts 1950 and 1979 to be appointed in the absence of agreement between the Landlord and Tenant on the application of either of them by the President for the time being of The Law Society

     (k)  "the Quarter Days" means the Quarter Days specified in the Particulars
           ----------------
and the expression "Quarter" shall be construed by reference thereto

     (l)  "Conduits" means pipes wires ducts cables channels sewers drains
           --------
watercourses gutters shafts flues or other conducting media under through along over or by means of which any gas electricity or other power source or any air water soil telephonic signal and the like or other thing may pass

                                      3.

     (m)  "Perpetuity Period" means the period of eighty years commencing on the
           -----------------
date of this Lease which shall be the perpetuity period applicable hereto

     (n)  "the termination of the Term" means the determination of the Term
           ---------------------------
whether by effluxion of time re-entry or otherwise howsoever

DEMISE
------

2. IN consideration of the Rent and of the covenants on the part of the Tenant hereinafter contained the Landlord HEREBY DEMISES unto the Tenant ALL THAT the Demised Premises TOGETHER WITH so far as the Landlord has power to grant the same the easements and rights specified in the First Schedule hereto BUT EXCEPTING AND RESERVING the easements and rights specified in the Second Schedule hereto TO HOLD the same SUBJECT to (a) all easements rights quasi-easements privileges covenants and restrictions to which the Demised Premises are or may be subject and (b) the provisions of the Relevant Documents specified in the Particulars unto the Tenant for the Term (subject to determination as hereinafter provided) YIELDING AND PAYING therefor during the Term FIRST yearly and proportionately for any part of a year the Rent which shall be payable by equal quarterly payments in advance on the Quarter Days the first of such payments or a proportionate part thereof to be due on the date specified in the Particulars and to be in respect of the period therein mentioned SECONDLY by way of additional rent all sums covenanted to be paid pursuant to Clause 3(5) hereof THIRDLY all sums covenanted to be paid pursuant to Clause 3(6) hereof and FOURTHLY interest payable pursuant to Clause 3(2) hereof on the Rent and additional rents hereby reserved

CONVENANTS BY THE TENANT
------------------------

3.   THE Tenant HEREBY CONVENANTS with the Landlord as follows:

                                      4.

     To pay the Rent
     ---------------

(1) To pay the Rent at the times and in the manner herein provided without any deduction or set off whatsoever

     To pay interest
     ---------------

(2) Without prejudice to any other right remedy or power herein contained or otherwise available to the Landlord if the Rent or any additional rents hereby reserved or any part thereof or any other sums payable to the Landlord pursuant to this Lease or any part thereof shall have become due and shall remain unpaid as to the Rent or additional rents hereby reserved for seven days or as to the said other sums for fourteen days after in each case the due date for payment to pay to the Landlord on demand interest thereon at the Stipulated Rate (as well after as before judgment) for the period from the date when the same shall have become due (unless otherwise provided for herein) to the date of receipt by the Landlord

     To pay Value Added Tax
     ----------------------

(3) To pay to the Landlord such amount of Value Added Tax (or similar tax or taxes) at the rate for the time being in force as shall be payable in respect of all moneys covenanted to be paid by the Tenant hereunder and in every case where in this Lease the Tenant covenants to pay an amount of money such amount shall be regarded as exclusive of value Added Tax (or other tax or taxes) which may from time to time be payable thereon

     To pay outgoings
     ----------------

(4) To pay all rates taxes duties levies charges assessments impositions and outgoings whatsoever whether parliamentary county municipal parochial local or of any other description which are now or hereafter during the Term may be taxed assessed charged or imposed in respect of the Demised Premises or the Parking Spaces or on the owner or occupier in respect thereof (other than taxes

                                      5.

payable in respect of any dealing with any reversion to this Lease) In the event of there being no separate assessment for the Demised Premises or the Parking Spaces the Tenant shall pay such proportion of such rates taxes duties levies charges assessments impositions and outgoings as the Landlord or the Landlord's managing agents shall determine as being reasonably attributable to the same

     To pay service charge
     ---------------------

(5) To pay to the Landlord by way of additional rent a charge in respect of services ascertained as provided in the Fifth Schedule hereto and payable at the times therein mentioned

     As to insurance
     ---------------

(6) (a) To pay to the Landlord on demand by way of additional rent in respect of each year during the Term:

          (i) a sum (or in the event that the Demised Premises shall be insured with other premises belonging to the Landlord a proportionate part of the total sum such proportion being conclusively determined by the Landlord or the Landlord's managing agents) equivalent to the amount from time to time assessed by the Landlord's insurers as being payable by the Landlord by way of premium for keeping the Demised Premises insured for an amount (estimated from time to time by the Landlord or the Landlord's managing agents) necessary to cover the full costs of rebuilding or reinstating the Demised Premises against loss or damage by the Insured Risks together with architects' surveyors' engineers' and other professional fees

          (ii) a sum (or in the event that the loss of the Rent hereinafter mentioned is not separately insured a proportionate part of the total sum such proportion being conclusively determined by the Landlord or the Landlord's managing agents) equivalent to the amount from time to time assessed by the Landlord's

                                      6.

insurers as being payable by the Landlord by way of premium for insuring the loss of the Rent (including if applicable loss of rent subsequent to the termination of the Term) for the Loss of Rent Period including the Landlord's or the Landlord's managing agents' estimate thereof where a part of the period in respect of which loss of rent insurance is or is to be effected by the Landlord is subsequent to a date or dates when the Rent fails to be reviewed pursuant to the provisions of the Third Schedule hereto or subsequent to the termination of the Term and

          (iii) any sum or sums by which the amount from time to time payable by way of premium by the Landlord (or the lessees or tenants of the Landlord) in respect of the insurance of any other part of the Estate or of any adjoining or neighbouring premises is increased by reason of the user of the Demised Premises or by reason of any act default or omission on the part of the Tenant or other occupiers of the Demised Premises or their respective servants or agents

     (b) To comply forthwith with all proper requirements of the Landlord's insurers for the better protection of the Demised Premises of which notice in writing shall be given to the Tenant whether the same relate to the Demised Premises or to the use thereof or to any fixtures fittings equipment chattel or thing whatsoever therein or thereon and to do or execute or cause to be done or executed all such works acts deeds matters or things required by such notice to the satisfaction of the Landlord and the Landlord's insurers

     (c) Not to do or omit to be done any act matter or thing whatsoever the doing or omission of which would make void or voidable the insurance of the Demised Premises or any other premises on the Estate and any fixtures fittings plant machinery equipment and other installations in or about the same or whereby any

                                      7.

payment thereunder may be refused in whole or in part or whereby the premium payable in respect of such policy may be increased

     (d) In the event of the Demised Premises or any part thereof being destroyed or damaged by any of the Insured Risks to give notice thereof to the Landlord as soon as such destruction or damage shall come to the notice of the Tenant

     (e) In the event of the Demised Premises or any other premises on the Estate being destroyed or damaged by any of the Insured Risks and the insurance money under any insurance against the same effected thereon by the Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant or other occupiers of the Demised Premises or their respective servants or agents forthwith to pay to the Landlord the whole or (as the case may require) the irrecoverable portion of the cost (including professional and other fees) of completely rebuilding and reinstating the same

     (f) Not to effect or maintain or contribute towards the maintenance of any insurance on or in respect of the Demised Premises in duplication of any insurance effected and maintained by the Landlord PROVIDED ALWAYS that without prejudice to the foregoing and any right of action or remedy in respect of any breach thereof if at any time the Tenant is entitled to the benefit of any such insurance on the Demised Premises to pay or procure to be paid to the Landlord all moneys received by virtue of such insurance and to hold the benefit of such policy and moneys payable thereunder in trust to be applied towards rebuilding or reinstating the Demised Premises

     To comply with statues
     ----------------------

7    (a)  To comply with all obligations imposed by and do and execute or cause to be done and executed all

                                      8.

such works acts deeds matters and things as under or by virtue of any Act or Acts of Parliament or legislation are or shall be properly directed or necessary to be done or executed upon or in respect of the Demised Premises or any part thereof or the use thereof whether by the owner the landlord tenant or occupier and at all times to keep the Landlord indemnified against all costs claims demands and liability in respect thereof

     (b) Upon receipt of any notice order proposal requisition direction or other thing from any competent authority affecting or likely to affect the Demised Premises or the user thereof at the Tenant's own expense forthwith to deliver to the Landlord a copy of such notice order requisition direction or other thing And at the request of the Landlord to make or join with the Landlord in making such representations in respect thereof as the Landlord shall deem expedient

     As to the Town & Country
     Planning Acts 1971-1974
     -----------------------

(8)  In relation to the Town & Country Planning Acts 1971-1974

     (a) not to do or omit to be done any act matter or thing on or in connection with the Demised Premises the doing or omission of which shall be a contravention of the said Acts and to indemnify the Landlord against all actions proceedings damages penalties costs charges claims and demands in respect of such acts and omissions or any of them and against the costs of any application for planning permission and the works and things done in pursuance thereof

     (b) to give notice forthwith to the Landlord of any notice order or proposal for a notice or order served on the Tenant under the said Acts and if so required by the Landlord to produce the same and at the request of the Landlord to make or join in making such representations in respect thereof as the Landlord may

                                      9.

require
     (c) to comply at the Tenant's own cost with any notice or order under the said Acts

     (d) not to make any application for planning permission in respect of the Demised Premises or any part thereof and without prejudice to the foregoing not to implement any planning permission or approval until the same has been submitted to and approved by the Landlord Provided that approval to such application or implementation shall not be unreasonably withheld for a change of use or works which are otherwise authorised under this Lease

     (e) unless the Landlord shall otherwise direct to carry out before the termination of the Term any works stipulated to be carried out to the Demised Premises whether before or subsequent thereto as a condition of any planning permission which may have been granted during the Term

     (f) not to enter into any agreement with any competent authority regulating the development or use of the Demised Premises

     As to repairs and decoration
     ----------------------------

(9) (a) At all times during the Term well and substantially to repair maintain cleanse and amend in every respect and to keep so repaired maintained cleansed and amended the Demised Premises and when requisite rebuild or renew the same

     (b) Not less often than once in each Internal Decoration Year specified in the Particulars during the Term and in the last year of the Term (howsoever determined) to prepare and paint with two coats at least of the best quality paint or otherwise treat all internal parts of the Demised Premises usually or requiring to be painted or otherwise treated AND so that in the last year of the Term (howsoever determined) the tints colours and patterns of all such works of

                                      10.

internal painting and decoration shall be such as shall be approved in writing by the Landlord

          (c) Not less often than once in each External Decoration Year specified in the Particulars during the Term and in the last year of the Term (howsoever determined) to prepare and paint or otherwise treat all exterior parts of the Demised Premises usually or requiring to be painted or otherwise treated with two coats at least of best quality undercoat paint and one coat of best quality gloss paint or other suitable material (all such painting and treating to be carried out in accordance with a specification and colour scheme previously approved in writing by the Landlord) and also in like manner as often as in the opinion of the Landlord shall be reasonably necessary to clean the exterior of the Demised Premises by such method as shall be previously approved by the Landlord in writing

          (d) To carry out all work hereunder with the best materials of their several kinds and in accordance with the best standards of workmanship

          (e) To inform the Landlord immediately in writing of any defect in the Demised Premises which might give rise to a duty imposed by Common Law or Statute on the Landlord in favour of the Tenant or any other person

          (f) To yield up the Demised Premises at the termination of the Term in good and substantial repair and condition in accordance with covenants on the Tenant's part herein contained and in case any of the Landlord's fixtures and fittings shall be missing broken damaged or destroyed forthwith to replace them with others of a similar character and quality and remove every moulding sign writing or painting of the name or business of the Tenant or other occupiers (if any) and to make good all damage caused by the removal thereof and of the Tenant's fixtures fittings furniture and

                                      11.

effects

     (g) Provided Always that the Tenant's liability hereunder shall not extend to damage caused by any of the Insured Risks save to the extent that the insurance moneys are rendered irrecoverable in consequence of any act or default or omission of the Tenant or other occupiers of the Demised Premises or their respective servants or agents or save by reason of some limitation or condition of the kind hereinafter mentioned

     As to alterations
     -----------------
(10) (a) Not to make any alteration or addition whatsoever to the Demised Premises Provided that the Tenant shall be entitled with the previous written consent of the Landlord which shall not be unreasonably withheld (but which may be subject to such reasonable conditions as the Landlord shall specify) to carry out internal non-structural alterations to the building comprised in the Demised Premises

     (b) Without prejudice to the foregoing sub-clause by the termination of the Term (unless the Landlord otherwise requires) to remove all alterations and additions whatsoever (or such of them as the Landlord shall stipulate) and to reinstate the Demised Premises to their condition prior to the execution thereof all such work to be carried out in a good and workmanlike manner to the satisfaction of the Landlord

     As to signs and advertisements
     ------------------------------

(11) Not to paint write place affix attach or exhibit any figure letter pole flag signboard advertisement inscription bill placard or sign whatsoever in onto or in front of any part of the Demised Premises other than a sign on the exterior of the building comprised in the Demised Premises in such position and being of such materials size design and colour as the Landlord or the Landlord's managing agents shall in the Landlord's


                                      12.

absolute discretion direct

     As to user
     ----------

(12) (a) Not to use the Demised Premises otherwise than for the Permitted Use specified in the Particulars

     (b) Not to use the Parking Spaces otherwise than for the parking of vehicles of the type specified in the Particulars belonging to the person for the time being entitled to beneficial occupation of the Demised Premises its employees or visitors

     (c) Not to carry on upon the Demised Premises any noisy noisome or offensive trade business or occupation nor to do any act or thing which is or may be or become a nuisance annoyance disturbance or damage to the Landlord or the occupiers of any adjoining or neighbouring premises of the Landlord or which in the reasonable opinion of the Landlord shall prejudicially affect or depreciate any such adjoining or neighbouring premises and not to use the Demised Premises at any time for any illegal or immoral purpose nor for a sale by auction nor to permit any person to sleep therein

    As to dealings
    --------------

(13) (a) In this sub-clause the expression "sub-lease" means a sub-lease whether immediately or mediately derived out of this Lease and "sub-let" or "sub-letting" or "sub-lessor" or sub-lessee" shall be construed accordingly

     (b) There shall not at any time be any assignment transfer sub-letting parting with or sharing of possession or occupation of the whole or of any part of the Demised Premises (whether by the Tenant or any person deriving title through or under the Tenant) PROVIDED THAT:

          (i) if all the covenants and provisions hereinafter contained in this sub-clause are complied with the following transactions will be permitted with the previous consent in writing of the

                                     13.

Landlord which shall not be unresonably withheld:

               (I)  an assignment of the whole of the Demised Premises

               (II) a sub-lease of the whole of the Demised Premises or an assignment thereof

          (ii) the Tenant or any permitted sub-lessee shall be entitled to share occupation of the Demised Premises with other companies within the same group (within the meaning assigned thereto by Section 42(1) of the Landlord and Tenant Act 1954) as the Tenant or the permitted sub-lessee PROVIDED THAT

               (I)   no tenancy is thereby created

               (II) the Tenant shall give to the Landlord not less than one month's prior written notice of such proposed occupation and the cessation thereof and

               (III) any such occupation of the Demised Premises or any part thereof shall cease upon the company in occupation ceasing to be a member of the same group of companies as the Tenant or the permitted sub-lessee as the case may be whereupon such company shall forthwith vacate the Demised Premises or such part thereof of which it is in occupation

     (c) Prior to the assignment of the whole of the Demised Premises or the assignment of a sub-lease thereof the intended assignee shall covenant with the Landlord during the residue of the Term to observe and perform all the covenants on the part of the Tenant (except as to the Rent and sums payable hereunder in respect of insurance and services in the case of an assignment of a sub-lease of the Demised Premises) and the conditions contained in this Lease

     (d) (i) If an intended assignee of the whole of the Demised Premises shall be a limited

                                      14.

liability company then if the Landlord shall reasonably require there shall be provided a guarantor or guarantors sufficient in the reasonable opinion of the Landlord for such company and

               (ii) such guarantor or guarantors shall prior to such assignment but with effect therefrom (jointly and severally if more than one) enter into covenants with the Landlord in the form set out in Part I of the Sixth Schedule hereto but subject as mentioned in Part 2 of that Schedule

          (e) No sub-lease shall be granted otherwise than at the best rent reasonably obtainable in the open market (exclusive of all outgoings) with the most frequent rent reviews (but not at less frequent intervals than and in similar form to the rent reviews under this Lease) reasonably obtainable in the open market and without taking any fine or premium

          (f)  There shall not be any sub-lease unless:

               (i) the intended sub-lessee shall have covenanted with the intended sub-lessor and the Landlord hereunder respectively as follows:

                    (I) not to assign transfer sub-let or part with or share possession or occupation of the Demised Premises in any manner which is inconsistent with the provisions of this sub-clause and then only with the previous consent in writing of the Landlord which shall not be unreasonably withheld

                    (II) to observe and perform the covenants on the part of the Tenant contained in this Lease (other than as to the Rent and sums payable hereunder in respect of insurance and services) so far as the same are not inconsistent with any other provision of this sub-clause

               (ii) the form of the sub-lease shall have been previously approved in writing by the Landlord

                                     15.

Which shall not be unreasonably withheld

     (g) Not to be party or privy to any agreement or arrangement for the commutation in whole or in part of any annual rent to be reserved and made payable on any sub-letting and no rent reserved by a aub-lease shall be payable more than one quarter in advance

     (h) To notify the Landlord not less than one month nor more than three months prior to any agreement by the Tenant with a sub-lessee for the continuation of the rent payable by such sub-lessee for a further period or for an alteration in such rent

     (i) Not to make any variation to any sub-lease without the previous consent in writing of the Landlord which shall not be unreasonably withheld

     (j) To observe and perform all the obligations imposed on the Tenant as sub-lessor under any sub-lease and to ensure the due performance by any sub-lessee of all the obligations under any sub-lease

     (k) From time to time on demand during the Term to furnish the Landlord with particulars of any derivative interest of or in the Demised Premises including particulars of the rents payable in respect thereof and such copy documents as the Landlord may require in respect thereof

     (l) Within twenty-eight days after any assignment transfer sub-lease charge or other devolution of the title to the Demised Premises to give notice in writing with particulars to the solicitor for the time being of the Landlord and to produce to him with such notice such assignment or transfer or the counterpart of such sub-lease or the Probate or Letters of Administration or other document effecting such devolution (together with a copy thereof for his retention) and to pay to him his reasonable fee (not being less than fifteen pounds (pounds 15)) for the registration of each such deed or document

                                      16.

     New Guarantor
     -------------

(14) With fourteen days of the death during the Term of any person who has or shall have guaranteed to the Landlord the payment of the Rent and the observance and performance of the covenants on the part of the Tenant herein contained or of such person becoming bankrupt or having a Receiving Order made against him or being a company passing a resolution to wind up or entering into liquidation or suffering a receiver of any of its assets to be appointed then to give notice thereof to the Landlord and without perjudice to any other right or remedy of the Landlord if so required by the Landlord at the expense of the Tenant within twenty-eight days to procure that some other person acceptable to the Landlord shall enter into covenants with the Landlord in the form set out in Part 1 of the Sixth Schedule hereto but subject as mentioned in Part 2 of that Schedule

     To permit entry by the
     Landlord and others
     ----------------------

(15) (a)      To permit the Landlord and all persons authorised by the Landlord with all necessary appliances at all reasonable times (but after at least twenty-four hours prior written notice except in emergency) to enter the Demised Premises for the purpose of viewing the state and condition thereof or of inspecting any works in progress and in case there shall be found any defects disrepair removal of fixtures or unauthorised alterations or additions or work not conforming with any consent or licence given by the Landlord or any other breach of any of the covenants on the part of the Tenant herein contained to carry out after receipt notice in writing in that behalf and within such reasonable period as shall be specified in such notice such repairs works replacements or removals or take such other steps as may be necessary to remedy any such breach to the satisfaction of the Landlord and in case of default the


                                      17.

Landlord may itself execute such repairs works replacements and removals or take such other steps as aforesaid and the costs (including professional fees and other expenses) incurred by the Landlord in so doing shall on demand be paid by the Tenant to the Landlord together with interest at the Stipulated Rate (as well after as before judgment) calculated from the date of expenditure by the Landlord to the date of receipt by the Landlord

     (b) To permit the Landlord and all persons authorised by the Landlord from time to time at all reasonable times (but after at least twenty-four hours prior written notice except in emergency) to enter and remain upon the Demised Premises with all necessary appliances

               (i) to execute work to any adjoining or neighbouring property of the Landlord

               (ii) to construct alter maintain repair renew or fix any thing serving or intended to serve the Demised Premises or any adjoining or neighbouring property and running through or intended to run through under on or over the Demised Premises

               (iii) for the purpose of taking inventories of the Landlord's fixtures and things to be yielded up at the termination of the Term

               (iv) to inspect the progress of any works undertaken by the Tenant pursuant to any obligation under this Lease or any licence or consent given pursuant to the terms hereof or otherwise and/or to prepare any Schedule of works specifications or estimates required by the Landlord prior to or in contemplation of the exercise by the Landlord of any rights of entry of the Landlord in case of the Tenant's default the persons entering causing as little disturbance to the Tenant as reasonably possible and forthwith making

                                     18.

good any damage caused to the Demised Premises

     (c) To permit the Landlord and all others authorised by the Landlord at all times to enter and remain upon or pass through the Demised premises for the purpose of carrying out or in connection with the Services and other matters mentioned in the Fifth Schedule hereto or for the purpose of complying with any covenant on the part of the Landlord herein contained

     (d)       (i)       To permit the Landlord during the twelve months
immediately preceding the termination of the Term to affix and retain without interference to any part of the exterior of the Demised Premises (but so as not unduly to obscure the windows thereof or interfere with the Tenant's use thereof) a notice for re-letting the same and during the said twelve months to permits persons with written authority from the Landlord or the Landlord's agents at reasonable times of the day to view the demised premises

               (ii) At all convenient hours in the daytime to permit all prospective purchasers of or dealers in the Landlord's reversionary interest by order in writing of the Landlord or the Landlord's agents to view the Demised Premises without interruption subject to at least twenty-four hours written notice being given

    As to the payment of certain
    costs and as to indemnities
    ---------------------------

(16) (a)       To pay all costs fees expenses and commission (including
bailiff's commission) incurred by the Landlord incidental to or in connection with any of the following:

               (i) the preparation and service of any notice under Section 146 of the Law of Property Act 1925 or incurred in or in contemplation of proceedings under Section 146 or 147 of that Act notwithstanding in any such case that forfeiture may be avoided otherwise than by relief granted by the court
                                      19.

          (ii) the preparation and service of any notice or schedule relating to dilapidations whether the same is served before or after the termination of the Term

          (iii) the enforcement of any of the Tenant's covenants and conditions herein contained whether during the currency of or after the termination of the Term

          (iv) any application for a licence or consent required hereunder from the Landlord whether or not such licence or consent shall be forthcoming

     (b) To pay and make good to the Landlord all and every loss and damage whatsoever incurred or sustained by the Landlord as a consequence of any breach or non-observance of the Tenant's covenants herein contained and to indemnify the Landlord from and against all actions claims liability costs and expenses thereby arising

     (c) To indemnify and keep indemnified the Landlord from liability in respect of any injury to or the death of any person damage to any property movable or immovable the infringement disturbance or destruction of any right easement or privilege or otherwise by reason of or arising directly or indirectly out of the repair or state of repair (which is the Tenant's responsibility hereunder) of the Demised Premises and all claims and demands of whatsoever nature in respect of any such liability

     (d) To be responsible for and to indemnify the Landlord against all damage occasioned to the Demised Premises or any part of the Estate caused by any act default or negligence of the Tenant or the servants agents licensees or invitees of the Tenant

     (e) To indemnify the Landlord against any taxes charges or other assessments payable in respect of any change of use or works (as the case may be)

                                      20.

permitted by or by reason of this Lease or by reason of any licence granted to the Tenant or by reason of the obtaining of any consents required to be obtained under the terms of any such licence

     (f) To pay the proper costs of the Landlord's Solicitor and necessary disbursements in connection with the grant of this Lease and the stamp duty on the counterpart thereof

     To comply with further stipulations restrictions and requlations
     ----------------------------------------------------------------

(17) (a) To comply at all times with the stipulations and restrictions set out in the Fourth Schedule hereto


     (b) To comply with such reasonable regulations as the Landlord or the Landlord's managing agents shall from time to time make for the general convenience of the tenants and occupiers of the Estate and the good management thereof.

     To comply with the provisions of the Relevent Documents
     -------------------------------------------------------

(18) To observe and perform the provisions of the Relevant Documents insofar as the same affect the Demised Premises and to indemnify the Landlord against all actions proceedings costs claims and demands in respect thereof

COVENANTS BY THE LANDLORD
-------------------------

4.   THE Landlord HEREBY COVENANTS with the Tenant as follows:

     For quiet enjoyment
     -------------------

(1) That the Tenant paying the Rent and observing and performing the several covenants and stipulations herein on the Tenant's part contained shall peaceably hold and enjoy the Demised Premises during the Term without any lawful interruption by the Landlord or any person rightfully claiming under or in trust for the Landlord

                                      21.

     To provide certain services
     ---------------------------

(2) Subject as hereinafter provided and subject always to the due payment of the Rent and all other moneys payable hereunder to keep in good repair cleansed and adequately lit the common roads and accessways and common Conduits on the Estate and the Parking spaces

     To insure
     ---------

(3) Subject to the due payment of the Rent and all other moneys payable hereunder at all times to keep the Demised Premises insured (or procure that the same are kept insured) with reputable insurers in the full costs of reinstatement against loss or damage by the Iinsured Risks together with architects' surveyors' engineers' and other professional fees and also the loss of the Rent for the loss of Rent period and upon request to supply to the Tenant sufficient particulars of such insurance and evidence that the policy is on foot

     To make good damage
     caused by insured Risks
     -----------------------

(4) In the event of the Demised Premises being destroyed or damaged by any of the Insured Risks and subject to the previous compliance by the Tenant with the covenants of the Tenant as to insurance hereinbefore contained and provided that the Landlord's insurance has not been vitiated or payment thereunder refused in whole or part as a result of any act default or omission on the part of the Tenant or other occupiers of the Demised Premises or their respective servants or agents with all due diligence to use the Landlord's best endeauovrs to procure that any necessary building licence and permits under any regulations or enactment for the time being in force are obtained to enable the Landlord to rebuild and reinstate the Demised Premises and as soon as such licences and permits have been obtained and provided the same remain unrevoked and subject to all necessary labour and materials being available to pay out (or

                                      22.

procure such payment out) of all moneys received in respect of such insurance (other than for architects' surveyors' and other professional fees and loss of rent) in rebuilding reinstating replacing and making good the Demised Premises And in case the insurance moneys shall be insufficient for that purpose the Landlord shall make up the deficiency out of the Landlord's own moneys

PROVISOS
--------

5.    PROVIDED ALWAYS AND IT IS HEREBY AGREED that
      Re-entry
      --------

(1)   (a)      if the Rent or the moneys secondly thirdly or fourthly hereby reserved or any part thereof or any other sum payable by the Tenant pursuant to any provision contained in this Lease or any part thereof shall at any time be in arrear and unpaid for twenty-one days after the same shall have become due (whether or not any formal or legal demand therefor shall have been made) or

     (b) if the Tenant or the Guarantor shall at any time fail to perform or observe any of the covenants conditions or agreements herein contained and on the part of the Tenant or the Guarantor to be performed and observed or

     (c) if the Tenant or the Guarantor (being a company) shall enter into liquidation whether compulsory or voluntary (not being a voluntary liquidation for the purposes of amalgamation or reconstruction) or permit or suffer a receiver of any of the assets of the Tenant or the Guarantor to be appointed or permit or suffer any execution to be levied on the Demised Premises or enter into any arrangement or composition for the benefit of the creditors of the Tenant or the Guarantor or

     (d) if the Tenant or the Guarantor (not being a company) shall become bankrupt or have a receiving order made against the Tenant or the Guarantor

                                      23.

THEN it shall be lawful for the Landlord or any persons duly authorised by the Landlord to re-enter upon the Demised Premises or any part thereof in the name of the whole and peaceably to hold and enjoy the same thenceforth as it this Lease had not been made without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the Tenant's covenants

     Cesser of Rent
     --------------

(2) In the event of the Demised Premises or any part thereof at any time during the Term being damaged or destroyed by any of the Insured Risks so as to be rendered unfit for use then (unless the policy moneys become irrecoverable in whole or in part through any act default or omission of the Tenant or other occupiers of the Demised Premises or their respective servants or agents and subject as hereinafter provided in this Clause) the Rent or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Demised Premises shall again be fit for use or the end of the Loss of Rent Period (whichever shall first occur) and any dispute concerning this sub-clause shall be determined by a single arbitrator in accordance with the Arbitration Acts 1950 and 1979 to be appointed (in the absence of agreement) upon the application of either the Landlord or the Tenant by the President for the time being of the Royal Institution of Chartered Surveyors

     Demise not to confer rights to enforce convenants
     against others or to grant further rights
     -------------------------------------------------

(3) Nothing herein contained shall confer on the Tenant any right to the benefit of or to enforce any covenant or agreement contained in any lease or any other instrument relating to any other part or parts of the Estate or to any other premises belonging to the

                                      24.

Landlord or limit or affect the right of the Landlord to deal with the same now or at any time hereafter in any manner which may be thought fit and the demise hereby made shall not be deemed to include and shall not operate to convey or demise any ways conduits lights liberties privileges easements rights or advantages whatsoever in through over or upon any land adjoining or near to the Demised Premises except as herein expressly provided

     Limitation of Landlord's liability
     for provision of Services
     ----------------------------------

(4) Notwithstanding anything in any provision contained in this Lease the Landlord shall not be liable to the Tenant nor shall the Tenant have any claim against the Landlord in respect of any interruption in any of the Services mentioned in the Fifth Schedule hereto which shall from time to time be supplied by reason of any necessary repair or maintenance of any installations or apparatus or damage thereto or destruction thereof by fire water Act of God or by reason of electrical mechanical or other defect or breakdown or frost or other inclement conditions or shortage of fuel materials water or labour or whole or partial failure or stoppage of any mains supply or by reason of other circumstances of whatsoever nature beyond the control of the Landlord

     No warranty as to
     the Permitted Use
     -----------------

(5) Nothing herein contained or implied nor any statement or representation made by or on behalf of the Landlord shall be taken to be a covenant warranty or representation that the Demised Premises can lawfully be used for the Permitted Use

                                      25.

     Limitation on the Landlord's obligation to insure
     -------------------------------------------------

(6) The Landlord shall be deemed to comply with the LandLord's obligations as to insurance under this Lease notwithstanding that the insurance for the time being maintained by the Landlord is subject to conditions or limitations which the Landlord considers it reasonable to accept and without prejudice to the foregoing nothing in this Lease shall require the Landlord at any time to insure against loss or damage or destruction from any cause for which United Kingdom insurance offices of repute generally are not for the time being prepared to grant insurance

     Service of notices
     ------------------

(7) Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply to all notices demands requests or other communications given or made pursuant to this Lease and in addition any such notice demand request or other communication may be delivered to any party hereunder which is for the time being a company or corporation at its registered office If the Tenant or the Guarantor shall comprise more than one person the service of any such notice demand request or other communication on any one of such persons shall constitute good service on all of them

     Party walls
     -----------

(8) Such of the walls of the Demised Premises as divide the Demised Premises from other premises of the Landlord shall be deemed to be party walls severed medially and shall be included in the Demised Premises as far only as the medial plane thereof

     As to arbitration in certain events
     -----------------------------------

(9) Where in this Lease provision is made for the appointment of some person to act as an expert or arbitrator to determine a matter of difference between

                                      26.

the Landlord and the Tenant and such provision proves ineffective to secure such appointment then the difference in question shall if the Landlord so requires be settled by a single arbitrator under the Arbitration Acts 1950 and 1979

     Exclusion of compensation
     -------------------------

(10) Except where any Act of Parliament prohibits or modifies the right to compensation being excluded or reduced by agreement neither the Tenant nor any sub-lessee (whether immediate or derivative) shall be entitled on quitting the Demised Premises or any part thereof to claim any compensation from the Landlord

     Impossibility of performance of certain covenants
     -------------------------------------------------

(11) Nothing herein shall render the Landlord or the Tenant liable in respect of any of the covenants conditions or provisions hereinbefore contained insofar only as the performance and observance of such covenants conditions or provisions or any one or more of them shall hereafter become impossible or illegal under or by virtue or the provisions of the Town and Country Planning Acts 1971 to 1974 but subject as aforesaid the Term and the Rent and other moneys payable to the Landlord hereunder shall not be determined or cease to be payable by reason only of any change modification or restriction of the use of the Demised Premises or obligations or requirements hereafter to be made or imposed under or by virtue of the said Acts

GUARANTEE
---------

6. WHERE a person is named in the Particulars as the Guarantor in consideration of the Landlord at the request of the Guarantor entering into this Lease the Guarantor covenants with the Landlord in the manner set out in Part 1 of the Sixth Schedule hereto

     IN WITNESS whereof the parties hereto have executed this Lease the day and year first before written

                                      27.

                     THE FIRST SCHEDULE above referred to
                     ------------------------------------
                                Rights granted

1. A right of way (in common with the Landlord and all others authorised by the Landlord from time to time or otherwise having the like right) for the Tenant and all others authorised by the Tenant to pass to and from the Demised Premises with or without vehicles over and along the service road or roads and accessways situate upon the Estate from time to time allocated by the Landlord for use by the Tenant

2. The right (in common as aforesaid) of passage of gas electricity water drainage air smoke or other effluvia from and to the Demised Premises through the Conduits now or hereafter during the Perpetuity Period running through under or over other parts of the Estate and serving the Demised Premises

3. Full and free right and liberty for the Tenant and all others authorised by the Tenant upon reasonable prior written notice to the Landlord and the relevant occupier to enter upon such part of the Estate as may be reasonably necessary for the purpose of repairing or maintaining the Demised Premises the Tenant in the exercise of such right doing as little damage as possible to such part of the Estate and forthwith making good any such damage to the reasonable satisfaction of the Landlord

4. The right to park vehicles of the type specified in the particulars on the Parking Spaces

5.   The right of support from any adjacent building on the Estate

                     THE SECOND SCHEDULE about referred to
                     -------------------------------------
                          Exceptions and Reservation

EXCEPT AND RESERVED unto the Landlord and all other persons at any time authorised by the Landlord or otherwise entitled thereto

                                      28.

1. Full right and liberty at all times without obtaining any consent from or making any compensation to the Tenant to build upon any land now or hereafter during the Perpetuity Period belonging to the Landlord (adjoining or near to the Demised Premises) or otherwise deal with or use such land as the Landlord or such other persons may think fit notwithstanding that the access of light and air to the Demised Premises may be affected

2.   Full and free right

     (1) of running of water soil gas electricity the flow of air and the passage of smoke or other effluvia from and to any other parts of the Estate and the buildings which now are or may hereafter during the Perpetuity Period be erected thereon through the Conduits which now are or may hereafter at any time during the Perpetuity Period be upon in over or under the Demised Premises

     (2) during the Perpetuity Period to build additional or relay any Conduits upon in over through or under the Demised Premises in connection with any adjoining or neighbouring property now or hereafter during the Perpetuity Period belonging to the Landlord and to enter upon the Demised Premises for that purpose subject to making good all damage to the Demised Premises caused thereby

     (3) to make connections with any Conduits which now are or may hereafter during the Perpetuity Period be upon in over or under the Demised Premises and to enter upon the Demised Premises for that purpose and subject to making good damage to the Demised Premises as aforesaid

3. Full right and liberty to enter upon the Demised Premises at any time during the Term (but after at least twenty-four hours prior notice to the Tenant except in case of emergency) in order to build on or into any party or boundary wall of the Demised Premises the

                                      29.

persons exercising such rights making good all damage to the Demised Premises caused thereby

4. The right to restrict temporarily the exercise of the rights mentioned in paragraphs 1, 2 and 4 of the First Schedule in connection with the provision or carrying out of any of the matters mentioned in the Fifth Schedule hereto but in such manner as to cause as little disturbance as practicable to the Tenant

5. Rights of support for any adjacent buildings on the Estate from the Demised Premises

                     THE THIRD SCHEDULE above referred to
                     ------------------------------------
                            Rent Review Provisions

1. In this Schedule the following expressions shall have the meanings hereinafter respectively assigned to them that is to say:

     (1)  "Relevant Review Date" means that one of the Review Dates specified in
           --------------------
the Particulars in respect of which Rental Value (as hereinafter defined) falls to be agreed to determined hereunder

     (2)  "Rent Period" means the period from and including the commencement
           -----------
date of the Term or a Review Date (as the case may be) until the expiration of the day before the first Review Date thereafter or until the end of the Term (as the case may be)

     (3)  "Rental Value" means the best yearly rent at which the Demised
           ------------
Premises together with the rights granted by this Lease could reasonably be let in the open market at a Relevant Review Date by a willing landlord to a willing tenant and disregarding and making no allowance for the value of any rent free period or the amount of any reverse premium or concession or discount as to rent which such landlord and tenant might reasonably agree as a term of the grant and acceptance of a tenancy

          (a)  UPON the following assumptions at that date:

                                      30.

               (i) that the Demised Premises are fit for immediate occupation and use and that no work has been carried out thereon by the Tenant or the Tenant's prodecessors in title during or prior to the Term which has deminished the Rental Value of the Demised Premises and that in case the Demised
Premises have been destroyed or damaged they have been fully restored

               (ii) that the Demised Premises are available to let as a whole without a premium but with vacant possession and subject to the provisions of this Lease (other than the amount of the Rent but including the provisions for rent review herein contained) for a term equal to the length of the Term

               (iii) that the covenants herein contained have been fully performed and observed

               (iv) that all necessary permissions approvals licences and consents for the Permitted Use have been obtained and that any condition or provision contained in any planning permission (now or hereafter granted) restricting at any time the occupation of the Demised Premises to any person or class or type of person or precluding occupation by any person or class or type of persons did not exist

          (b)  BUT disregarding:

               (i) any effect on Rental Value of the fact that the Tenant or the Tenant's predecessors in title have been in occupation of the Demised Premises

               (ii) any effect on Rental Value of any goodwill attached to the Demised Premises by reason of the carrying on thereat of the business of the Tenant or the Tenant's predecessors in title in their respective business


                                     31.

               (iii) any increase in Rental Value of the Demised Premises attributable to any tenant's fixtures or fittings installed in the Demised Premises by the Tenant or the Tenant's predecessors in title or to the existence at a Relevant Review Date of any improvement or alteration to the Demised Premises carried out with the Landlord's consent otherwise than in pursuance of an obligation to the Landlord or the Landlord's predecessors in title by the Tenant or the Tenant's predecessors in title during the Term or during any period of occupation prior thereto arising out of any agreement to grant the Term AND the improvement or alteration was completed not more than twenty-one years before the Relevant Review Date

               (iv) any effect on rent of any obligation to reinstate the Demised Premises to its condition prior to the execution of alterations or improvements whether under this Lease or any document supplemental thereto hereinafter entered into

2. Within three months before or as soon as may be after each Review Date the Rental Value at such date shall be agreed between the Landlord and the Tenant or (failing such agreement) determined as hereinafter provided and the yearly rent first reserved and payable commencing on such Review Date or the yearly rent (first reserved) last payable during the immediately preceding Rent Period whichever shall be the greater

3. For the purpose of calculating the amount of rent provided for under this Schedule Rental Value at a Relevant Review Date shall be the amount agreed between

                                     32.

the Landlord and the Tenant and in case no such agreement shall be made by the Relevant Review Date (for any reason whatever and whether or not any steps shall have been taken to reach agreement) either the Landlord or the Tenant may at any time thereafter by written notice to the other require that the matter be referred to the determination of an independent surveyor such surveyor to be agreed upon between the Landlord and the Tenant or failing agreement to be chosen at the request of either the Landlord or the Tenant by the President or a Vice-President for the time being of the Royal Institution of Chartered Surveyors and the reference to the said surveyor shall subject as hereinafter provided be deemed to be a submission to arbitration and so subject to the provisions of the Arbitration Acts 1950 and 1979

PROVIDED that

     (1) Within fourteen days of either the Landlord or the Tenant requiring such reference by service of notice as aforesaid the Landlord may require that the said surveyor shall act in the reference as an expert and not as an arbitrator and in such case the said surveyor shall consider any representations submitted to him but shall not thereby be precluded from determining the reference in accordance with his own judgment and

     (2) if for any reason the said surveyor (acting as an expert) shall not have determined the Rental Value within three months next following his appointment then either the Landlord or the Tenant may apply to the said President or Vice-President for the appointment of a substitute expert and such procedure to secure the reference of the matter to an expert shall be repeated as many times as may be necessary to secure the determination of Rental Value hereunder and

     (3) the fees of the said surveyor acting as an expert and the costs of his appointment shall be shared

                                      33.

between the Landlord and the Tenant in such proportions as the said surveyor shall determine

4. As soon as the amount of rent payable from a Relevant Review Date has been agreed or determined a Memorandum in duplicate specifying the particulars of such agreement or determination shall be signed by or on behalf of the Landlord and the Tenant and one part shall be attached to this Lease and the other to the counterpart thereof

5. Pending the said agreement or determination of rent payable from a Relevant Review Date the Tenant shall pay rent at the yearly rate last payable immediately before the Relevant Review Date on every due date for payment until the amount of the said rent for the relevant Rent Period (hereinafter called "rent at the revised rate") shall have been so agreed or determined and within seven days after such agreement or determination the Tenant shall pay to the Landlord by way of rent such a sum as (with the rent already paid in respect of the period to which such agreement or determination relates down to the Quarter Day immediately following such agreement or determination) shall be equal to rent at the revised rate for such period down to such Quarter Day and in addition the Tenant shall pay to the Landlord interest on such sum at the rate of Two pounds per centum (pounds 2%) per annum below the Stipulated Rate calculated on a daily basis from the Relevant Review Date (but in relation to any part of such sum (relating to any period after the Quarter Day immediately following the Relevant Review Date) which had the rent at the revised rate been ascertained on the Relevant Review Date would have become payable to the Landlord on a Quarter Day subsequent to the Relevant Review Date then such interest shall be calculated only from such Quarter Day) down to the date of payment (as well after as before judgment)

                                      34.

6. If at a Relevant Review Date the Landlord shall be restricted or prevented by any legislation relative to the control of rents from obtaining the full amount of the rent which would otherwise be payable hereunder or from obtaining any increase in the rent hereunder or by reason of such legislation the provisions hereinbefore contained shall not operate than the foregoing provisions of this Schedule shall have effect so far as permitted by law but in addition the Landlord shall be entitled on giving to the Tenant not less than three months notice in writing at any time after the Relevant Review Date to introduce an intermediate review date (hereinafter called "the Intermediate Review Date") which shall be the date of the expiration of such notice and the rent payable hereunder from an Intermediate Review Date until the expiration of the then current Rent Period (or such later date as the rent should be reviewed hereunder as the case may be) shall be determined and the provisions of this Schedule shall apply (mutatis mutandis) as though the Intermediate Review Date was the date of commencement of a Rent Period and shall constitute a Relevant Review Date for the purposes of this Schedule

7.   Time shall not be of the essence in the operation of this Schedule

                     THE FOURTH SCHEDULE above referred to
                     -------------------------------------
                         Stipulations and Restrictions

1. Not to obstruct the service roads and accessways situate upon the Estate or park any vehicles thereon

2. Not to permit any vehicle to remain for an unreasonable time nor any goods materials or other things to be loaded unloaded or deposited outside the Demised Premises in such manner as to cause obstruction or annoyance to the Landlord or to the tenants or occupiers of any other premises on the Estate

                                      35.

3. Not to install any heating apparatus of any description in the Demised Premises unless the same shall first be approved by the Landlord

4. Not to do anything which may put any weight or impose strain on the Demised Premises in excess of that which the same are calculated to bear with due margin for safety

5. Not to allow to pass into the Conduits serving the Demised Premises any noxious or deleterious effluent or other substance which may cause an obstruction in or injure the same and in the event of any such obstruction or injury if required by the Landlord at the Tenant's cost forthwith to remove such obstruction and to make good all damage to the satisfaction of the Landlord and not to discharge any trade waste into the Conduits nor discharge anything but storm water and surface water into the surface water drains of the Demised Premises

6. Not to obstruct any of the windows lights or ventilators belonging to the Demised Premises nor to give to any third party any acknowledgement that the Tenant enjoys the access of light to any of the windows or openings in the Demised Premises by the consent of such third party nor to permit any new window light ventilator passage drainage or other encroachment or easement to be made in to or acquired against or over the Demised Premises or any part thereof and in case any encroachment or easement whatsoever shall be alleged or attempted to be made or acquired by any person or persons whomsoever to give notice thereof in writing to the Landlord immediately the same shall come to the notice of the Tenant and at the cost of the Tenant to do all such things as may be proper for preventing any encroachment or easement being made or acquired

7. To provide and to maintain or cause to be provided and maintained in good working order adequate fire fighting and prevention equipment within the Demised

                                      36.

Premises

8. Not to use the Demised Premises for the storage deposit or display of goods materials or things of a dangerous inflammable or explosive nature or liable to spontaneous combustion or the keeping storage or possession of which may contravene any legislation or any requirement of the Landlord's insurers

9. Not to store any materials or goods outside the building or buildings comprised in the Demised Premises

10. Not to burn rubbish or waste materials paper wood and other combustible matter on the Demised Premises except within boilers or incinerators provided for the purpose and approved by the Landlord or the Landlord's managing agents

11. Not to emit any smoke fumes or smells from the Demised Premises so as to cause in the opinion of the Landlord or the Landlord's managing agents annoyance or interference with the proper enjoyment of other tenants of the Estate or premises adjoining or near thereto

12. To secure all buildings comprised in the Demised Premises by locking all windows and doors therein outside working hours

13. To provide facilities within the curtilage of the Demised Premises for the keeping of refuse in proper receptacles readily accessible for collection

14. To keep the interior and exterior of the windows of the Demised Premises clean and to effect such cleaning as often as shall be necessary

                     THE FIFTH SCHEDULE above referred to
                     ------------------------------------
                                Service Charge

Definitions
-----------

1. In this Schedule the following expressions shall have the meanings hereinafter respectively assigned thereto that is to say:

                                      37.

(1)  "Accounting Period" means a period of twelve months ending on the Service
      -----------------
Charge Accounting Day specified in the Particulars (whether or not including a period falling before the commencement of the Term or subsequent to the termination of the Term) Provided that if there shall be an Estate Opening Date specified in the Particulars the period from that date until the Service Charge Accounting Day immediately following the Estate Opening Date shall be an Accounting Period hereunder

(2)  "Initial Period" means the period from the Service Charge Commencement Date
      --------------
specified in the Particulars until the Service Charge Accounting Day immediately following the same

(3)  "Final Period" means the period from the Service Charge Accounting Day
      ------------
immediately preceding the termination of the Term until the termination of the Term

(4)  "Relevant Proportion" means in relation to the Initial Period or the Final
      -------------------
Period the proportion which the number of days comprised in such period bears to the number of days comprised in the Accounting Period in which the Initial Period or the Final Period as the case may be falls

(5)  "Services" means the following services matters or things:
      --------

     (a) the amount (if any) from time to time assessed by the Landlord's insurers by way of premium as being payable by the Landlord for keeping the roads and accessways within the Estate and other areas or other parts of the Estate intended to be used in common and any building or structure occupied by the Landlord in connection with any of the services matters or things mentioned herein insured for an amount (estimated from time to time by the Landlord or the Landlord's managing agents) necessary to cover the full costs of rebuilding or reinstating the same against damage by the Insured

                                      38.

Risks together with architects' surveyors' engineers' and other professional fees

     (b) the amounts from time to time assessed by the Landlord's insurers by way of premium as being payable by the Landlord for providing insurance cover which may from time to time be effected by the Landlord in respect of the following matters or any of them:

          (i) any liability to the public or third parties by virtue of the Landlord's ownership or occupation of the Estate or any part thereof

          (ii) the loss or damage of or to any fixtures fittings plant equipment machinery chattel or any other things in use from time to time in connection with the provision or supply of services matters or things herein mentioned

          (iii) such other damage loss liability or claim which may arise in relation to any of the services matters or things herein mentioned and the employment of staff in connection therewith

     (c) the scavenging lighting cleansing repair renewal maintenance rebuilding replacement redecoration or repainting (as often as occasion shall require) of the service roads areas ramps accessways pedestrian ways passageways staircases embankments transformer chambers gatehouse management office parking areas car parks open spaces gardens (including suitable planting or replanting of such open spaces and gardens) Conduits boundary walls and gateways fences or other structures and all other conveniences works services and facilities of whatsoever nature now or at any time hereafter forming part of or serving the Estate and intended for common or public use or for the benefit of the tenants of the Estate (whether or not also serving other premises near to or adjoining the Estate) and not being the responsibility of the Tenant or any other tenant on the Estate

                                      39.

     (d) the collection compaction and disposal of refuse from the Estate (if the same shall be arranged by the Landlord)

     (e) the maintaining of any security for the Estate (if the Landlord shall so require)

     (f)  the provision of signboards for general use on the Estate

     (g) the employment or engagement and remuneration of staff servants contractors agents professional advisers and any other persons in connection with the provision of the services things or matters herein mentioned the general supervision management and administration of the Estate and the ascertainment and collection of the Service Charge (as hereinafter defined) and all incidental expenditure in relation to the employment of staff and others including the provision of clothing uniforms the payment of the statutory and such other insurance health pension welfare travelling expenses and allowances clothing allowances and other payments contributions and premiums as the Landlord may deem desirable or necessary

     (h) the taking of any steps thought desirable or expedient by the Landlord for complying with making representations against or otherwise contesting the incidence of the provisions of any legislation concerning town planning public health highways streets drainage or other matters relating or alleged to relate to the Estate for which tenants of the Estate are not directly liable

     (i) the provision maintenance and replacement of any plant equipment machinery tool chattel or thing used by the Landlord or others for any of the services matters or things herein mentioned

     (j) all outgoings in connection with any accommodation building or area occupied by the Landlord in connection with the supply and provision of any of

                                      40.

the services matters or things herein mentioned and in connection with all common parts of the Estate

     (k) the supply or provison and maintenance of any other services or matters which the Landlord shall reasonably consider to be conductive to the proper and efficient management of the Estate

     (l) the amount of any value added tax or any other similar tax or taxes payable in respect of any of the above matters

(6)  "Service Charge" in relation to any Accounting Period means all costs
      --------------
expenses and outgoings expended or incurred or which may become payable or which are provided for by the Landlord in the provision or supply of the Services in respect of the relevant Accounting Period (including (a) such provision for anticipated future expenditure (if any) or notional sums (if any) comprised within the Services and reasonably allocated by the Landlord to the relevant Accounting Period) and (b) if the Landlord shall itself undertake the general supervision and management of the Estate the Landlord may if it so desires include in the Service Charge for any relevant Accounting Period a sum equivalent to the amount which a firm of Chartered Surveyors would reasonably have charged for the time being in the open market for undertaking such a general supervision and management and such sum shall be deemed to be expenditure incurred by the Landlord for the relevant Accounting Period

(7)  "Tenant's Proportion" means the Service Charge Proportion specified in the
      -------------------
Particulars or if the Landlord shall hereafter so determine such other proportion as to the Landlord shall seem fair and equitable

Tenant's share of Service Charge
--------------------------------
2. The share of the Service Charge for an Accounting Period payable by the Tenant shall be an amount equal to

                                      41.

the Tenant's Proportion of the Service Charge for that Accounting Period Provided that in relation to the Initial Period or the Final Period the share of the Service Charge for the Accounting Period in which the same Falls shall be the Tenant's Proportion multiplied by the Relevance Proportion of the Service Charge for that Accounting Period

The keeping of accounts
-----------------------

3. The Landlord or the Landlords managing agents shall at all times keep an account of the Service Charge for each Accounting Period and such account shall be open to inspection by the Tenant at all reasonable times and every entry in such account shall be sufficient evidence of the expenditure or provision recorded therein

Provision of estimates
----------------------

4. As soon as may be before or after the beginning of every Accounting Period the Landlord or the Landlord's managing agents shall make an estimate of the anticipated amount of the Service Charge for such Accounting Period and shall notify the Tenant of such estimate

Payments on account
-------------------

5. (1) For each Accounting Period during the Term in respect of which an estimate shall have been made the Tenant shall pay to the Landlord on account of the Tenant's liability hereunder an amount equal to the Tenant's Proportion of such estimate and one quarter thereof shall be paid in advance in respect of every Quarter of such Accounting Period comprised in the Term on the Quarter Day at the beginning of such Quarter Provided Always that pending the notification of any such estimate as aforesaid the Tenant shall pay to the Landlord in advance on each Quarter Day an amount equal to one quarter of the Tenant's Proportion of the estimate of the Service Charge for the preceding Accounting Period and within seven days of such

                                      42.

notification the Tenant shall make such payment to the Landlord or the Landlord shall make to the Tenant such allowance against the future liability of the Tenant hereunder as shall ensure that the Tenant has paid the amount which would otherwise have become payable by the Tenant in respect of the period from the commencement of the relevant Accounting Period to the date of such notification had the Tenant been notified of such estimate prior to the commencement of the relevant Accounting Period

     (2) During the Initial Period in respect of which an estimate shall have been made the Tenant shall pay to the Landlord in advance on account of the Tenant's liability hereunder on the Service Charge Commencement Date (in respect of the period therefrom until the next following Quarter Day) and on each of the Quarter Days thereafter (in respect of the period therefrom until the next following Quarter Day) a proportionate part (calculated on a daily basis) of an amount equal to the Tenant's Proportion of such estimate Provided Always that if the Tenant shall not be notified of such estimate as aforesaid until after the commencement of the Initial Period the Tenant shall within seven days of such notification pay to the Landlord such payments which would otherwise have become payable by the Tenant in respect of the period from the Service Charge Commencement Date to the date of such notification had the Tenant been notified of such estimate prior to the Service Charge Commencement Date

Issue of certificates
for Accounting Periods
----------------------

6. As soon as possible after the end of every Accounting Period the Landlord or the Landlord's managing agents shall issue to the Tenant a certificate certifying the total amount of the Service Charge for

                                      43.

the preceding Accounting Period and such certificate shall save in the case of manifest error be conclusive and binding upon the Tenant and upon request by the Tenant the Tenant shall be entitled to receive a summary of the Service Charge for the relevant Accounting Period Adjustment at the end of each Accounting Period.

Payment following issue of certificate
------------------------------------------

7. Within fourteen days after the issue of the certificate as aforesaid such allowance or (in respect of the Final Period) payment shall be made to the Tenant or the Tenant shall make such payment to the Landlord on demand as shall be requisite for ensuring that the Tenant has paid the Tenant's Proportion of the Service Charge (or in respect of the Initial Period or the Final Period the Relevant Proportion thereof) in respect of the preceding Accounting Period Provided Always that the provisions of this paragraph shall continue to apply notwithstanding the termination of the Term but only in respect of any period prior thereto

                     THE SIXTH SCHEDULE above referred to
                     ------------------------------------
                     Covenants by Guarantor or Guarantors

                                    PART 1

(A) The Tenant will at all times during the Term and any statutory continuation thereof pay the Rent and all other moneys payable hereunder at the respective times and in manner herein appointed for payment thereof and will also duly observe and perform the several covenants and stipulations herein on the part of the Tenant herein contained

(B) The Guarantor (by way of indemnity and not only by way of guarantee) will pay and make good to the Landlord on demand all losses costs and damages and expenses occasioned to the Landlord by reason of any non-payment or breach specified in Paragraph (A) of this part of

                                      44.

this Schedule and (without prejudice to the generality thereof) in the event of any disclaimer by any trustee in bankruptcy or liquidator or after any forfeiture of this Lease the Guarantor will pending any reletting of the Demised Premises pay to the Landlord an amount equal to all Rent and other sums which but for such disclaimer or forfeiture would have been payable by the Tenant under this Lease

(C) If so required in writing by the Landlord within three months after any disclaimer of this Lease by any trustee in bankruptcy or liquidator or after any forfeiture (as the case may be) the Guarantor will accept a new lease of the Demised Premises for a term equal to the residue of the Term unexpired at the date of such disclaimer or forfeiture as the case may be and commencing on that date at a rent or rents equal to that or those payable at the date of the disclaimer or forfeiture as the case may be and containing the like covenants conditions and provisions as are reserved by and contained in this Lease (such new lease and the rights and liabilities thereunder to take effect from the date of such disclaimer or forfeiture The costs of the Landlord in the preparation and completion of such new lease to be paid by the Guarantor to the Landlord on demand

(D) Any neglect or forebearance of the Landlord in endeavouring to obtain payment of the Rent or other moneys payable under this Lease or any delay in taking any steps to enforce performance of the covenants contained in this Lease and any time which may be given by the Landlord to the Tenant or any variation of the terms of this Lease agreed between the Landlord and the Tenant or any other act omission matter or thing whatsoever whereby (but for this provision) the Guarantor would be exonerated either in whole or in part from the aforesaid covenants shall not release or in any

                                      45.

way lessen or affect the liability of the Guarantor

     (E) For the avoidance of doubt and notwithstanding the definition of "Landlord" hereinbefore contained the covenants on the part of the Guarantor hereinbefore contained shall enure for the benefit of the person for the time being entitled to the reversion immediately expectant upon the determination of this Lease and without the need for any express assignment

                                    PART 2

     (i) In relation to a Guarantor (other than any Guarantor specified in the Particulars) the words "this Lease" shall be deemed to read "the Lease", and

     (ii) In relation to a Guarantor for a successor in title to the Tenant specified in the Particulars the expression "Tenant" mentioned in Part 1 of this Schedule shall mean the person to whom an assignment of the Term is to be made and its successor in title, and

     (iii) In relation to a new Guarantor required by the Landlord pursuant to this Lease (other than as mentioned in (ii) above) the expression "Tenant" mentioned in Part 1 of this Schedule shall mean the person who was the Tenant immediately before the event occurred which occasioned the Landlord's requirement for a new guarantor and the successors in title of such person


THE COMMON SEAL of ELECTRICITY )
SUPPLY NOMINEES LIMITED was    )
hereunto affixed in the        )
presence of :-                 )


                               Director


                               Secretary

                                      46.

THE COMMON SEAL of JOHN ADAMS )
ELECTRONICS LIMITED was       )
hereunto affixed in the       )                [SEAL APPEARS HERE]
presence of :-                )


                   [SIGNATURE ILLEGIBLE]   Director

                   [SIGNATURE ILLEGIBLE]   Secretary

                           DATED 22nd December 1989





                    ELECTRICITY SUPPLY NOMINEES LIMITED (1)


                      JOHN ADAMS ELECTRONICS LIMITED (2)


                         INTERNATIONAL AERADIO PLC (3)









                               LICENCE TO ASSIGN
                               ----------------


                                   Lease of


                        Unit No. 1 Block B The Fleming
                    Centre Fleming Way Crawley West Sussex










                                Jaques & Lewis,
                                2 South Square,
                                  Gray's Inn,
                               London, WCIR 5HR.





(2494J)

THIS LICENCE TO ASSIGN is made the Twenty-second day of December One thousand nine hundred and eighty-nine BETWEEN the PERSON whose name and address is set out in Part I of the First Schedule hereto (hereinafter called "the Landlord") of the first part the PERSON whose name and address is set out in Part II of the First Schedule hereto (hereinafter called "the Tenant") of the second part and the PERSON whose name and address is set out in Part III of the First Schedule hereto (hereinafter called "the Assignee") of the third part

WHEREAS:

(1) In these presents unless there be something in the subject or context inconsistent therewith:

     (a)  (i)   where there are two or more persons included in any party hereto covenants contained in this Deed which are expressed to be made by such party shall be deemed to be made by such persons jointly and severally

          (ii) words importing the singular number only shall include the plural number and vice versa and words importing any particular gender shall include masculine feminine and neuter genders

     (b) the expressions "the Landlord" "the Tenant" and "the Assignee" shall include those deriving title under them respectively (including without prejudice to the generality of the foregoing their personal representatives assigns and successors in title and in the case of the Landlord the person for the time being entitle to the reversion immediately expectant on the determination of the term created by the Lease as hereinafter defined)

     (c) the expressions following shall have the meanings hereinafter mentioned (that is to say)

          (i) "the Lease" means the lease or underlease short particulars of which are set out in Part I of the Second Schedule hereto and the Supplemental Deeds (as hereinafter defined)

          (ii) "the Premises" means the premises demised by the Lease short particulars of which are set out in Part II of the Second Schedule hereto

          (iii) "the Supplemental Deeds" means the deeds or documents particulars of which are set out in the Third Schedule hereto

(2)  This Deed is supplemental to the Lease

(3) The reversion immediately expectant upon the determination of the term created by the Lease is vested in the Landlord and the term of years thereby created is vested in the Tenant

NOW THIS DEED WITNESSETH as follows:

1. IN consideration of the covenants by the Assignee hereinafter contained the Landlord hereby grants unto the Tenant licence to assign all the estate and interest of the Tenant in the Premises to the Assignee

2. THE Assignee hereby covenants with the Landlord that as from the date when the estate and interest of the Tenant in the Premises shall be assigned to the Assignee pursuant to

(2494J)
                                      2.

this Licence and thenceforth during the residue of the term created by the Lease and any statutory extension or renewal thereof the Assignee will pay the rent and other payments thereby reserved and observe and perform the covenants conditions and agreements on the part of the lessee contained therein

3. THE Tenant shall forthwith upon demand by the Landlord pay to the Landlord all legal costs and surveyors' and management fees (including Value Added Tax) and disbursements incurred by the Landlord in connection with this Licence

4. THE assignment in its final form shall be produced to the Landlord for its approval and the Tenant HEREBY COVENANTS that completion of the assignment will not take place until such approval has been given

5. NOTHING herein contained shall authorise any further or other dealing with or assignment demise or underlease of the Premises except such as is hereby expressly authorised

6. THE condition for re-entry contained in the Lease shall be exercisable as well on breach of the covenants on the part of the Assignee hereinbefore contained as on the happening of any of the events mentioned in the said condition

7. THE assignment shall be produced to the solicitors for the Landlord for registration within two months of the date hereof (or such shorter period as may be specified in the Lease) and such registration fee as is specified in the Lease (or if none is specified such registration fee as may

(2494J)
                                      3.

be required by the Landlord's solicitors) shall be paid

     In Witness whereof the parties hereto have executed this Deed the day and year first before written

                     THE FIRST SCHEDULE before referred to
                     -------------------------------------

                                    Part I

                          Particulars of the Landlord
                          ---------------------------

ELECTRICITY SUPPLY NOMINEES LIMITED whose registered office is at 30 Millbank London SW1

                                    Part II

                           Particulars of the Tenant
                           -------------------------

JOHN ADAMS ELECTRONICS LIMITED whose registered office is at Aeradio House Hayes Road Southall Middlesex UB2 5NJ

                                   Part III

                          Particulars of the Assignee
                          ---------------------------

INTERNATIONAL AERADIO plc whose registered office is at Aeradio House Hayes Road Southall Middlesex UB2 5NJ

                    THE SECOND SCHEDULE before referred to
                    --------------------------------------

                                    Part I
                                    ------

                           Particulars of the Lease
                           ------------------------

(2494J)
                                      4.

Date           Document       Parties             Term
----           --------       -------             ----

4.7.1986       Lease          the Landlord(1)     25 years
                              the Tenant (2)      from (and
                                                  including)
                                                  25.3.1986


                                    Part II

                          Particulars of the Premises
                          ----------------------------

ALL THAT piece or parcel of land together with the building erected thereon or on some part thereof known as Unit Number B1 The Fleming Centre Fleming Way Crawley as the same is described in and demised by the Lease


                     THE THIRD SCHEDULE before referred to
                     -------------------------------------
                      Particulars of Supplemental Deeds


Date           Document       Parties
----           --------       -------

22.4.1987      Licence for    the Landlord (1)
               Alterations    the Tenant (2)


The COMMON SEAL of ELECTRICITY )
SUPPLY NOMINEES LIMITED was    )                        [SEAL APPEARS HERE]
hereunto affixed in the        )
presence of :-                 )


               /s/ [SIGNATURE ILLEGIBLE]
               Director
               /s/ [SIGNATURE ILLEGIBLE]
               Secretary

(2494J)

                                      5.

[SEAL APPEARS HERE]                (The COMMON SEAL of JOHN ADAMS
                                   (ELECTRONICS LIMITED was
                                   (hereunto affixed in the
                                   (presence of:-

                                   [SIGNATURE ILLEGIBLE] Director

                                   [SIGNATURE ILLEGIBLE] Secretary



[SEAL APPEARS HERE]                (The COMMON SEAL of
                                   (INTERNATIONAL AERADIO PLC was
                                   (hereunto affixed in the
                                   (presence of:-

                                   [SIGNATURE ILLEGIBLE] Director

                                   [SIGNATURE ILLEGIBLE] Secretary

(2494J)

                                      6.

TO

Electricity Supply Nominees Limited and to their Solicitors Messrs Jaques & Lewis of 2 South Square Grays Inn London WC1R 5HR

UNIT B1 FLEMING CENTRE FLEMING WAY GRAWLEY WEST SUSSEX

NOTICE IS HEREBY GIVEN that by a Transfer dated the 24th day of January 1990 made between John Adams Electronics Limited (1) and International Aerado plc (2) the above premises being the premises comprised in a Lease dated the 4th day of July 1986 and made between Electricity Supply Nominees Limited (1) and John Adams Electronics Limited (2) were assigned to International Aerado plc for the residue of the term of 25 years from (and including) the 25th day of March 1986 granted by the said Lease subject nevertheless to the payment of the rents and other payments thereby reserved and to the observance and performance of the covenants agreements stipulations and conditions contained or referred to in the said Lease and on the part of the Tenant to be observed and performed

DATED this 15th day of June 1990

[SIGNATURE ILLEGIBLE]
For the solicitor to
British Telecommunications plc
Property Law Department
10-18 Manor Gardens
London N7 6JR

Received this 19th day of June 1990 a Notice in duplicate of which the above is a copy together with a certified copy of the above Transfer and cheque for (POUNDS) 17.25 in respect of the fee payable for registration pursuant to Clause 3(23) (i) of the said Lease and Clause 7 of the Licence to Assign dated the 22nd day of December 1989

     [SIGNATURE ILLEGIBLE]
---------------------------------
Solicitors to the said
Electricity Supply Nominees Limited

DATED 24th January 1990

                        JOHN ADAMS ELECTRONICS LIMITED

                                    - and -

                           INTERNATIONAL AERADIO plc


                                   TRANSFER

                                      of

                         Leasehold property known as
                               Unit No 1 Block B
                        The Fleming Centre Fleming Way
                              Crawley West Sussex

                  (Comprised in a Lease dated 4th July 1986)

                               H M LAND REGISTRY

                      LAND REGISTRATION ACTS 1925 TO 1986

                         TRANSFER OF WHOLE (LEASEHOLD)

COUNTY:          WEST SUSSEX CRAWLEY DISTRICT

TITLE NUMBER:    WSX105598

PROPERTY:        UNIT NO 1 BLOCK B THE FLEMING CENTRE
                 FLEMING WAY CRAWLEY WEST SUSSEX

DATE:            26TH JANUARY 1990


1. In consideration of ONE POUND ((POUND 1) (the receipt whereof is hereby acknowledged) JOHN ADAMS ELECTRONICS LIMITED whose registered office is at Aeradio House Hayes Road Southall Middlesex UB2 5NJ (Company Registration Number 1538157) ("the Transferor") hereby transfers to INTERNATIONAL AERADIO plc whose registered office is at Aeradio House aforesaid (Company Registration Number 427272) ("the Transferee") the land comprised in the above title for the residue of the term granted by the Registered Lease


2. THE Transferee hereby covenants with the Transferor that it the Transferee and those deriving title under it will at all times after the date hereof and thenceforth during the remainder of the term created by the Registered Lease pay all rents and other payments becoming due under and by virtue of the Registered Lease or any deed or document supplemental thereto and will duly observe and perform all the covenants agreements restrictions stipulations and conditions contained or referred to therein and on the part of the Tenant to be observed and performed and will keep the Transferor and its effects fully and effectually indemnified against all actions proceedings costs claims demands expenses losses and liabilities whatsoever in respect of or arising on account of any breach or non-observance of any such matters occurring after the date hereof


3. IT is hereby certified that the transaction hereby effected does not form part of a larger transaction or series of transaction in respect of which the amount or value or aggregate of value of the consideration exceeds thirty thousand pounds ((Pounds) 30,000)


THE COMMON SEAL of              )
JOHN ADAMS ELECTRONICS LIMITED  )                      [SEAL APPEARS HERE]
was hereunto affixed in the     )
presence of:                    )

/s/ [SIGNATURE ILLEGIBLE]                   Director

/s/ [SIGNATURE ILLEGIBLE]                   Secretary

THE COMMON SEAL of              )
INTERNATIONAL AERADIO plc       )                      [SEAL APPEARS HERE]
was hereunto affixed in the     )
presence of:                    )

/s/ [SIGNATURE ILLEGIBLE]                   Director

/s/ [SIGNATURE ILLEGIBLE]                   Secretary

             [LETTERHEAD OF CLIVE LEWIS AND PARTNERS APPEARS HERE]

7th November 1991                                 Our Ref: LEB/CMT/4666

                                                  Your Ref:

R Brackenbury Esq ASVA                            C D Fitzgerald Esq FRICS
Messrs. Debenham Tewson and Chinnocks             Messrs. Johns
75 Davies Street                                  6 Spencers Road
LONDON W1A 1DZ                                    CRAWLEY
                                                  WEST SUSSEX RH11 7DA

Dear Sirs,

UNIT B1 THE FLEMING CENTRE, FLEMING WAY, CRAWLEY, WEST SUSSEX
-------------------------------------------------------------

By an appointment dated 3rd May 1991 I, Leonard Ernest Baker, MA (Cantab) Dip. Est. Man., FRICS, was appointed by the President of the Royal Institution of Chartered Surveyors as the Arbitrator to determine the rent in respect of the above mentioned premises in accordance with the provisions of the Arbitration Acts of 1950 and 1979.

The reference to arbitration arose out of the terms of a lease dated 4th July 1986, between Electricity Supply Nominees Limited (the landlord) and John Adams Electronics Limited, now vested in International Aeradio Plc (the tenant). The lease was granted for a term of 25 years from 25th March 1986, at an initial rent of (Pounds) 65,000 per annum and contained provision for rent review at each fifth anniversary of the term.

The matter in dispute between the parties is the assessment of the rental value of the demised premises, in accordance with the provisions of the Third Schedule to the lease of 4th July 1986, as at 25th March 1991.

It was agreed that the matter should proceed by written submissions and these were duly received from Mr. R Brackenbury ASVA of Messrs. Debenham Tewson and Chinnocks of 75 Davies Street, London W1, on behalf of the landlords, and from Mr. C D Fitzgerald FRICS of Messrs. Johns of 6 Spencers Road, Crawley, West initial submissions of the other side.

The parties submitted a Statement of Agreed Facts in which, amongst other things the floor areas were agreed, as also were details of tenant's fixtures and fittings.

                                                                 Cont /...

[LOGO OF CLIVE LEWIS AND PARTNERS APPEARS HERE]

 ... /2
R Brackenbury Esq ASVA and C D Fitzgerald Esq FRICS
7th November 1991


Mr. Brackenbury contended for a rent of (Pounds) 121,900 per annum, based upon a rental value of (Pounds) 10.25 per sq ft with 50% of this rate being applied to the area of the covered loading bay. Mr. Fitzgerald argued in support of a rent of (Pounds) 79,400 per annum by adopting a basic rate of (Pounds) 6.75 per sq ft and with one third, i.e. (Pounds) 2.25 per sq ft, applied to the area of the covered loading bay.

It was requested by each party that I should make an Interim Award, final save only as to the question of costs, on which the parties would have the opportunity of addressing me prior to making my final Award.

I have inspected the subject premises and either inspected or viewed externally the properties cited as comparables and have carefully considered the submissions and counter submissions which have been made.

In accordance with the foregoing, I find that the rental value, in accordance with the provisions of the Third Schedule of the lease dated 4th July 1986, as at 25th March 1991, is (Pounds) 94,000 (Ninety Four Thousand Pounds) per annum exclusive and I so Award.

This is my Interim Award, final save only as to the question of costs upon which submissions are to be made by a date to be agreed.

Yours truly,


/s/ L. E. Baker

L. E. BAKER
-----------



Dated:  7th November 1991

                                    [LOGO]


                         CERTIFICATE OF INCORPORATION

                    ON RE-REGISTRATION OF A PUBLIC COMPANY

                             AS A PRIVATE COMPANY


                                   No 427272



     I hereby certify that

      INTERNATIONAL AERADIO LIMITED


formerly registered as a public company has this day been re-registered under the Companies Act 1985 as a private company, and that the Company is limited.


Given under my hand at Cardiff the 14TH FEBRUARY 1992





                                                            /s/ M. B. May

                                                            M. B. MAY (MRS.)

                                                         An Authorised Officer

                               LICENCE TO ASSIGN
                               -----------------


 DATED 29th January 1993
 -----------------------

The Landlord:       ELECTRICITY SUPPLY NOMINEES LIMITED

The Tenant:         INTERNATIONAL AERADIO LIMITED

The Assignee:       RAPISCAN SECURITY PRODUCTS LIMITED

The Guarantor:      INTERNATIONAL AERADIO LIMITED


The Property:       Unit 1, Block B, The Fleming
                    Centre, Fleming Way, Crawley, West
                    Sussex


                                Jaques & Lewis
                                2 South Square
                                  Gray's Inn
                                London WC1R 5HR
                               Tel: 071 242 9755
                              Ref: MD/jb/10/8653

(8740I)

                               LICENCE TO ASSIGN
                               -----------------

                                  PARTICULARS
                                  -----------

Date                               :29th January 1993
----

the Landlord                       :ELECTRICITY SUPPLY NOMINEES
------------
                                   LIMITED whose registered office is
                                   at 110 Buckingham Palace Road
                                   London  SW1W 9SL

the Tenant                         :INTERNATIONAL AERADIO LIMITED
----------
                                   whose registered office is at
                                   Lincoln Way Sunbury on Thames
                                   Middlesex  TW16 7HW

the Assignee                       :RAPISCAN SECURITY PRODUCTS
------------
                                   LIMITED whose registered office is
                                   at Unit 1  Block B  The Fleming  Crawley

the Guarantor                      :INTERNATIONAL AERADIO LIMITED
-------------
                                   aforesaid

the Lease                          :
---------

Date                Parties             Premises            Term
----                -------             --------            ----
04.07.1986          The Landlord        Unit No.1,          25 years
                    (1)                 Block B,            from
                    John Adams          The Fleming         25.03.1986
                    Electronics         Centre, Fleming
                    Ltd (2)             Way, Crawley,
                                        West Sussex

and includes the following deeds and documents:-

Date                Documents                     Parties
----                ---------                     -------
24.04.1987          Licence for Alterations       The Landlord (1)
                                                  John Adams
                                                  Electronics Ltd (2)

22.12.1989          Licence to Assign             The Landlord (1)
                                                  John Adams
                                                  Electronics Ltd (2)
                                                  The Tenant (3)

29.01.1990          Licence for Alterations       The Landlord (1)
                                                  The Tenant (2)

1.12.1992           Licence for Alterations       The Landlord (1)
                                                  The Tenant (2)

(8740I)

     INTERPRETATION
     --------------

1.1  In this Deed unless the context otherwise requires:-

     1.1.1 where more than one person is included in any of the expressions "the Tenant" "the Assignee" or "the Guarantor" covenants by such persons are
 ----------   ------------      -------------
joint and several

     1.1.2   the expressions "the Landlord" "the Tenant" and "the Assignee"
                              ------------   ----------       ------------
include those deriving title through or under them respectively and in the case of the Landlord include the person for the time being entitled to the reversion immediately expectant upon the Term

     1.1.3   "the Lease" means the documents shortly so described in the
              ---------
Particulars and includes all documents supplemental thereto

     1.1.4   "the Premises" means the premises demised by the Lease
              ------------

     1.1.5   "the Term" means the terms of years granted by the Lease and
              --------
includes any statutory extension or continuation thereof

     1.1.6 otherwise expressions have the meanings given to them in the Particulars

1.2  This Deed is made supplemental to the Lease.

     TITLE
     -----

2. The Landlord is entitled to the Premises in reversion immediately expectant upon the determination of the Term and the Term is vested in the Tenant

     LICENCE
     -------

3. The Landlord HEREBY GRANTS unto the Tenant licence to assign the Tenant's interest in the Premises to the Assignee

     ASSIGNEE'S COVENANTS
     --------------------

4.   THE Assignee HEREBY COVENANTS with the Landlord:-

     4.1 as from the date when the Premises are assigned to the Assignee and thenceforth during the residue of the Term to pay the rents reserved by and observe and perform the covenants conditions and agreements on the part of the lessee contained in the Lease

     4.2 not to enter into occupation or possession of the whole or any part of the Premises until completion of the assignment to the Assignee

     GUARANTOR'S COVENANTS
     ---------------------

5. In consideration of the Landlord granting this Licence at the request of the Guarantor the Guarantor covenants with the Landlord:-

     5.1 that the Assignee will at all times during the Term pay the rent reserved by the Lease and all other moneys payable thereunder at the respective times and in manner therein appointed for payment thereof and will also duly observe and perform the several covenants and stipulations on the part of the lessee therein contained

(8740I)
                                      2.

     5.2 the Guarantor (by way of indemnity and not only by way of guarantee) will pay and make good to the Landlord on demand all losses costs damages and expenses occasioned to the Landlord by reason of any non-payment or breach specified in sun-clause 5.1 hereof and (without prejudice to the generality thereof) in the event of any disclaimer by any trustee in bankruptcy or liquidator or after any forfeiture of the Lease the Guarantor will pending any reletting of the Premises pay to the Landlord an amount equal to all rent reserved by the Lease and other sums which but disclaimer or forfeiture would have been payable by the Tenant under the Lease

     5.3 if so required in writing by the Landlord within three months after any disclaimer of the Lease by any trustee in bankruptcy or liquidator or after any forfeiture or after the Assignee (being a company) ceases to exist (as the case may be) the Guarantor will accept a new lease of the Premises for a term equal to the residue of the Term unexpired at the date of such disclaimer or forfeiture or other event as the case may be and commencing on that date at a rent or rents equal to that or those payable at the date of the disclaimer or forfeiture or other event as the case may be and containing the like covenants conditions and provisions as are contained in the Lease (such new lease and the rights and liabilities thereunder to take effect from the date of such disclaimer of forfeiture or other event but any rent

(8740I)
                                      3.

review or other dates referred to in the new lease which are computed by reference to a period or periods of time shall fall upon the same dates as would have applied had the Lease still subsisted) and the cost of the Landlord in the preparation and completion of such new lease shall be paid by the Guarantor to the Landlord on demand

     5.4 any neglect or forbearance of the Landlord in endeavoring to obtain payment of the rent reserved by the Lease or other moneys payable thereunder or any delay in taking any steps to enforce performance to the covenants contained in the Lease and any time which may be given by the Landlord to the Assignee or any other act omission matter or thing whatsoever whereby (but for this provision) the Guarantor would be exonerated either in whole or in part from the aforesaid covenants shall not release or in any way lessen or affect the liability of the Guarantor

     5.5 this guarantee shall enure to the benefit of all persons from time to time constituting the Landlord without any express assignment of this guarantee being required

     5.6 where more than one person is named as the Guarantor no invalidity of this guarantee in respect of any of them shall affect the liability of the others

6. In the event that (i) the Tenant (in this Clause 5 meaning International Aeradio Limited only) is called

(8740I)

                                      4.

upon by the Landlord (giving not less than fourteen days notice in writing) to perform obligations or pay rent or other sums due under the lease as covenantor pursuant to a Licence to Assign dated 22 December 1989 between the Landlord (1) John Adams Electronics Limited (2) and the Tenant (3) or as Guarantor pursuant to Clause 5 of this Licence and (ii) the Tenant has paid to the Landlord pursuant to such notice all arrears then due under the Lease (being not less than one quarter's rent plus any VAT thereon) then the Landlord will grant to the Tenant (if so requested) within 14 days of the Landlord first calling upon the Tenant to perform any such obligations or pay rent or other sums as aforesaid an overriding lease with a reversion of 3 days in the same terms as the Lease for the term then unexpired and also (if so requested) will assign to the Tenant all rights of action accured against the defaulting party or parties and the reasonable and proper costs of the Landlord in granting such overriding lease and assigning such rights of action (together with any proper disbursements) and any VAT thereon shall be paid by the Tenant to the Landlord prior to the grant of the said overriding lease and assignment respectively

     DECLARATION
     -----------

7. It is hereby declared that the condition for re-entry contained in the Lease shall be exercisable as well on breach of the covenants on the part of the

                                      5.

Assignee and the Guarantor herein contained as upon the happening of any of the events specified in the said condition


     IN WITNESS whereof the Landlord the Assignee and the Guarantor have executed this Deed as a deed the day and year first above written


THE COMMON SEAL of INTERNATIONAL )
AERADIO LIMITED was hereunto     )
affixed in the presence          )
of:

[SEAL APPEARS HERE]                                        [SEAL APPEARS HERE]

                         Director  [SIGNATURE ILLEGIBLE]


                         Secretary/Director  [SIGNATURE ILLEGIBLE]



THE COMMON SEAL of RAPISCAN     )
SECURITY PRODUCTS LIMITED was   )
hereunto affixed in the presence)
of:                             )

[SEAL APPEARS HERE]                                        [SEAL APPEARS HERE]

                         Director [SIGNATURE ILLEGIBLE]


                         Secretary [SIGNATURE ILLEGIBLE]



                                      6.
(87401)

                               TRANSFER OF WHOLE
                               -----------------

                               H M Land Registry
                               -----------------

                    Land Registration Acts of 1925 to 1986
                    --------------------------------------

County and district
(or London Borough):     West Sussex, Crawley

Title Numbers:           WSX105598

Property:                Unit 1, Block B, The Fleming Centre, Fleming Way,
                         Crawley

Date:                    1st February 1993


In consideration of the covenants hereinafter contained INTERNATIONAL AERADIO
                                                        ---------------------
LIMITED of Aeradio House Hayes Road Southa11 Middlesex UB2 5NJ ("the
-------
Transferor") as beneficial owner transfers to RAPISCAN SECURITY PRODUCTS LIMITED
                                              ----------------------------------
of Unit B1 Fleming Way The Fleming Centre Crawley West Sussex RH10 2NN ("the Transferee") Company registration number 2755398 the land comprised in the title above referred to

1. The parties declare that the covenants for title implied by the Transfer transferring as Beneficial Owner shall not imply that the covenants in a Lease dated 4th July 1986 between Electricity Supply Nominees Limited (1) and John Adams Electronics Limited (2) ("the Lease") relating to the state and condition of the Property have been observed and performed to the date of this Transfer

2. The Transferee will from the date of this Transfer and thenceforth during the residue of the term of the Lease duly pay all rent becoming due under the Lease and will observe and perform and all the covenants agreements and conditions therein contained and thenceforth on the part of the lessee to be observed and performed and will also from such date keep the Transferor indemnified against all proceedings costs claims and set our in clause 10 of the Deed and when such evidence has been provided to the Transferor the Rent Deposit shall be released to the Transferee absolutely in accordance with clauses 8 and 10 of the Deed such clause 10.1 being read mutatis mutandis as if the words Rapiscan in the third and fifth lines of that clause were replaced by the name of the proposed assignee

The Common Seal of INTERNATIONAL   )              [SEAL]
                   -------------
AERADIO LIMITED was affixed in the )
---------------
presence of:-                      )

                              Director  [SIGNATURE ILLEGIBLE]

                              Director/Secretary  [SIGNATURE ILLEGIBLE]


The Common Seal of RAPISCAN        )              [SEAL]
                   --------
SECURITY PRODUCTS LIMITED was      )
-------------------------
affixed in the presence of:-       )

                              Director  [SIGNATURE ILLEGIBLE]

                              Secretary [SIGNATURE ILLEGIBLE]

No._____________

TO   JAQUES & LEWIS
--------------------------------------------------------------------------------
     2 SOUTH SQUARE, GRAY'S INN,
--------------------------------------------------------------------------------
     LONDON WC1R 5HP                         and all others whom it may concern.
----------------------


                           ========================

PURSUANT TO the covenant contained or implied in the Lease or Underlease of which Particulars appear below NOTICE IS HEREBY GIVEN that by a/Transfer/_______ dated 1st February 1993 the property known as Unit 1, Block B, The Fleming
     ---------------  --                      -----------------------------
Centre, Fleming Way, Crawley, West Sussex
--------------------------------------------------------------------------------

________________________________________________________________________________

was/transferred _______________ by INTERNATIONAL AERADIO LIMITED
                                   ---------------------------------------------
to RAPISCAN SECURITY PRODUCTS LIMITED
--------------------------------------------------------------------------------

________________________________________________________________________________

[for the residue of the term] __________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Date of Lease                                     Parties
or Underlease
--------------------------------------------------------------------------------
                         1.
4 July                        ELECTRICITY SUPPLY NOMINEES LIMITED
1986

                         2.   JOHN ADAMS ELECTRONICS LIMITED



--------------------------------------------------------------------------------
The rent reserved by the above Lease or Underlease will [in future] be paid by +
                   Rapiscan Security Products Limited
--------------------------------------------------------------------------------
                   Unit B1, Fleming Way, The Fleming Centre,
--------------------------------------------------------------------------------
                   Crawley, West Sussex RH10 2NN
--------------------------------------------------------------------------------
*In the case of a Mortgage it is requested that notice be given to the mortgagee of any default on the part of the lessee/underlessee in paying the rent or performing the tenant's covenants.
+In the case of an Assignment of Sublease please state the occupation or description of the assignee of subtenant.

     DATED this     18   day of    February      1993
                --------        ----------------   --
                     BRECHER & CO. [SIGNATURE ILLEGIBLE]
                 ---------------------------------------
                     78 BROOK STREET  LONDON W1Y 2AD
                 ------------------------------------
                  Solicitors for the said Transferee
                                         ------------

P.T.O for Receipt]

                             [Letter Head of Oyez]

                            DATED 18 February 1993
                            ----------------------



                             Re property known as

                                Unit 1 Block B
                              The Fleming Centre
                                  Fleming Way
                                  Crawley
                                  West Sussex



                          ==========================

                                    NOTICE
                                      of
                                  /Transfer/

                          ==========================


RECEIVED this.........................day of.............19.....a Notice, of
which the within-written Notice is a duplicate.



                                        ......................................


                                        ......................................


                                        ......................................



            Notice to lessor from Assignee, Chargee or Underlessee
                                of Leaseholds.

                                CONVEYANCING 4A